Exhibit 32.2


 Certification Required by Rule 13a-14(b) or Rule 15d-14(b) and 18 U.S.C.
                                  Section 1350
     (as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002)
     ----------------------------------------------------------------------


I, Robert G. Costantini, as Chief Financial Officer of First Aviation
Services Inc. (the "Company"), certify, pursuant to 18 U.S.C. Section 1350 (as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002), that to my knowledge:

(1) the accompanying Quarterly Report on Form 10-Q of the Company for the period ended July 31, 2004 (the "Report"), filed with the U.S. Securities and Exchange Commission, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  September 14, 2004


                                                     /s/ Robert G. Costantini
                                                     ------------------------
                                                     Robert G. Costantini
                                                     Chief Financial Officer